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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—August 3, 2004

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	Not Applicable (I.R.S. Employer of Incorporation Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 296-4004

Not applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press release, dated August 3, 2004, reporting second quarter results
99.2	Second quarter 2004 Operating Supplement

Item 12.    Results of Operations and Financial Condition

        On August 3, 2004, Assured Guaranty Ltd. issued a press release reporting its second quarter 2004 results and the availability of its second quarter operating supplement. The press release and the operating supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated herein by reference.

        In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.
By:	/s/ ROBERT B. MILLS Robert B. Mills Chief Financial Officer

DATE: August 3, 2004

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EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release, dated August 3, 2004, reporting second quarter results	Furnished herewith
99.2	Second quarter 2004 Operating Supplement	Furnished herewith

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX